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Examiner

Name Approved

The Commonwealth of Massachusetts

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
MICHAEL JOSEPH CONNOLLY, Secretary
ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

ARTICLES OF ORGANIZATION

(Under G.L. Ch. 156B)

ARTICLE I

The name of the corporation is:

SOLIUM INC.

ARTICLE II

The purpose of the corporation is to engage in the following business activities:

Research, develop, design, manufacture, market and sale of electrical equipment.

94-353075

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Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8½ x 11 sheets of paper leaving a left hand margin of at least 1 inch. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

ARTICLE III

The type and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation is authorized to issue is as follows:

WITHOUT PAR VALUE STOCKS

TYPE	NUMBER OF SHARES
COMMON:	
PREFERRED:	

WITH PAR VALUE STOCKS

TYPE	NUMBER OF SHARES	PAR VALUE
COMMON:	1000	$1.00
PREFERRED:	None	n/a

ARTICLE IV

If more than one type, class or series is authorized, a description of each with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each type and class thereof and any series now established.

ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

None; however, shares of stock of the corporation may be subjected to restrictions on the transfer thereof under duly adopted by-law provision and/or under any agreement to which the corporation shall be a party.

ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: (If there are no provisions state "None".)

None

Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is NOT a PERMANENT part of the Articles of Organization and may be changed ONLY by filing the appropriate form provided therefor.

ARTICLE VIII

a. The street address of the corporation IN MASSACHUSETTS is: (post office boxes are not acceptable)

41 Pacella Park Drive, Randolph, MA 02368

b. The name, residence and post office address (if different) of the directors and officers of the corporation are as follows:

	NAME	RESIDENCE	POST OFFICE ADDRESS
President:	John M. Ossenmacher	[*****]	
Treasurer:	Peer A. Swan	[*****]	
Clerk:	Richard V. Plat	[*****]	
Directors:	Edgar S. Brower	[*****]	
	Richard V. Plat	[*****]	
	John M. Ossenmacher	[*****]	

c. The fiscal year (i.e., tax year) of the corporation shall end on the last day of the month of: Last Friday of December.

d. The name and BUSINESS address of the RESIDENT AGENT of the corporation, if any, is:

CT Corporation System, 2 Oliver Street, Boston, MA 02109

ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above, have been duly elected.

IN WITNESS WHEREOF and under the pains and penalties of perjury, I/WE, whose signature(s) appear below as incorporator(s) and whose names and business or residential address(es) ARE CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws Chapter 156B and do hereby sign these Articles of Organization as incorporator(s) this 14 day of December 19 94

Richard V. Plat [signature]
[*****]

NOTE: If an already-existing corporation is acting as incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which such action is taken.

484790

SECRETARY OF STATE
RECEIVED

1994 DEC 19 PM 4:07

CORPORATION DIVISION

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF ORGANIZATION

GENERAL LAWS, CHAPTER 156B, SECTION 12

I hereby certify that, upon an examination of these articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $ 200 having been paid, said articles are deemed to have been filed with me this 19th day of DECEMBER 1994

Effective date

Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY
Secretary of State

FILING FEE: 1/10 of 1% of the total amount of the authorized capital stock, but not less than **$200.00.** For the purpose of filing, shares of stock with a par value less than one dollar or no par stock shall be deemed to have a par value of one dollar per share.

A TRUE COPY ATTEST

William Francis Galvin

WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH

DATE 3/20/2024 CLERK

PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

Paul, Hastings, Janofsky & Walker

Attention: Debbie L. Kaste

[*****]

Telephone: (213) 683-6000

FEDERAL IDENTIFICATION NO. 33-0643132

Examiner

021

The Commonwealth of Massachusetts

William Francis Galvin

Secretary of the Commonwealth

One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

Name Approved

We, James H. Ditkoff, *President/Vice President,

and C. Scott Brannan, Clerk

of Solium, Inc.

(Exact name of corporation)

located at 110 Fordham Road, Wilmington, MA 01887

(Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

Article 1

(Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on December 15, 19 98, by vote of:

1,000 shares of Common of 1,000 shares outstanding,

(type, class & series, if any)

____ shares of ____ of ____ shares outstanding, and

(type, class & series, if any)

____ shares of ____ of ____ shares outstanding,

(type, class & series, if any)

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[1] **being at least a majority of each type, class or series outstanding and entitled to vote thereon: / or [2]**being at least two-thirds of each type, class or series outstanding and entitled to vote thereon and of each type, class or series of stock whose rights are adversely affected thereby:

Name Change to PacSci Motion Control, Inc.

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**Delete the inapplicable words. **Delete the inapplicable clause.*

[1] For amendments adopted pursuant to Chapter 156B, Section 70.

[2] For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

12/19/94 nc

To *change* the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total *presently* authorized is:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common :		Common :		
Preferred:		Preferred:		

Change the total authorized to:

WITHOUT PAR VALUE STOCKS		WITH PAR VALUE STOCKS		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common		Common:		
Preferred:		Preferred:		

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, *a later* effective date not more than *thirty days* after such filing, in which event the amendment will become effective on such later date.

Later effective date: ______________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 15th day of December, 19 98

James H. Ditkoff, XXXXXXXXX Vice President.

C. Scott Brannan, Clerk

Delete the inapplicable words.

10045

SECRETARY OF
THE COMMONWEALTH

98 DEC 21 PM 3:52

THE COMMONWEALTH OF MASSACHUSETTS

600576

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within Articles of Amendment and, the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 21st day of December 19 98

Effective date: ______________________

William Francis Galvin

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth

A TRUE COPY ATTEST
William Francis Galvin
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 3/20/2024 CLERK

TO BE FILLED IN BY CORPORATION

Photocopy of document to be sent to:

Joseph M. DeMotte (069851-080)

c/o Corporation Service Company
84 State Street
Boston, MA 02109
Phone 617-523-6380x325

FEDERAL IDENTIFICATION NO: ____________ FEDERAL IDENTIFICATION NO: 330612132

The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

ARTICLES OF ~~*CONSOLIDATION /~~ *MERGER
(General Laws, Chapter 156B, Section 79)

~~*Consolidation /~~ *merger of

Atlas Copco Controls, Inc.

Pac Sci Motion Control, Inc.

the constituent corporations, into

Pac Sci Motion Control, Inc.

~~*resulting corporation /~~ *one of the constituent corporations organized under the laws of: Massachusetts.

The undersigned of officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of *consolidation / *merger has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The *resulting / *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the *consolidation / *merger determined pursuant to the agreement of *consolidation / *merger shall be the date approved and filed by the Secretary of the Commonwealth. If a *later* effective date is desired, specify such date which shall not be more than *thirty days* after the date of filing:

3. **(For a merger)**
**The following amendments to the Articles of Organization of the *surviving* corporation have been effected pursuant to the agreement of merger:

N/A

(For a consolidation)
(a) The purpose of the *resulting* corporation is to engage in the following business activities:

N/A

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*Delete the inapplicable words.
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

(For a consolidation)

(a) State the total number of shares and the par value, if any, of each class of stock which the *resulting* corporation is authorized to issue:

WITHOUT PAR VALUE		WITH PAR VALUE		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
Common:		Common:	1,000	$1.00
Preferred:		Preferred:		

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

N/A

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

N/A

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

N/A

Item 4 below may be deleted if the resulting /surviving corporation is organized under the laws of a state other than Massachusetts.

4. The information contained in Item 4 is *not* a *permanent* part of the Articles of Organization of the XXXXXXXX *surviving corporation.

(a) The street address *(post office boxes are not acceptable)* of the XXXXXXXX *surviving corporation *in Massachusetts* is:

110 Fordham Road, Wilmington, MA 01887

*** If there are no provisions state "None".*

*(b) The name, residential address and post office address of each director and officer of the *resulting / *surviving corporation is:

	NAME	RESIDENTIAL ADDRESS	POST OFFICE ADDRESS
President:	Patrick W. Allender	[*****]	
Treasurer:	James H. Ditkoff	[*****]	
Clerk:	Christopher C. McMahon	[*****]	
Directors:	James H. Ditkoff Christopher C. McMahon Patrick W. Allender		

(c) The fiscal year end (i. e. tax year) of the XXXXXXXX/ *surviving corporation shall end on the last day of the month of: 12/31

(d) The name and business address of the resident agent, if any, of the XXXXXXXXXX*surviving corporation is:

CT Corporation, 2 Oliver Street, Boston, MA 02109

Item 5 below may be deleted if the resulting/surviving corporation is organized under the laws of Massachusetts.

5 The XXXXXXXXX*surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the XXXXXXXXXX survivingcorporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation, including taxes, in the same manner as provided in Chapter 181.

FOR MASSACHUSETTS CORPORATIONS

The undersigned XXXXXXXX*Vice President and *Clerk XXXXXXXXXXX of Pac Sci Motion Control, Inc., a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of XXXXXXXXXX*merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

_______________________________, XXXXXXXX*Vice President
James H. Ditkoff

_______________________________, *Clerk XXXXXXXXXXXX
Christopher C. McMahon

FOR CORPORATIONS ORGANIZED IN A STATE OTHER THAN MASSACHUSETTS

The undersigned, † Vice President and †† Clerk,

of Atlas Copco Controls, Inc., a corporation organized under the laws of

Pennsylvania, further state under the penalties of perjury that the agreement of XXXXXXXXXX/

*merger has been duly adopted by such corporation in the manner required by the laws of Pennsylvania.

*Delete the inapplicable words.
†Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.
††Specify the officer having powers and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

† _______________________________
Christopher C. McMahon, Vice President

†† _______________________________
James H. Ditkoff, Clerk

#09019114

685363

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF XCONSOLIDATIONXXXMERGER
(General Laws, Chapter 156B, Section 78)

I hereby approve the within Articles of XXXXXXXXXXXXX Merger and, the filing fee in the amount of $250.00, having been paid, said articles are deemed to have been filed with me this 22nd day of December, 1999.

SECRETARY OF THE COMMONWEALTH
99 DEC 22 PM 2:57
CORPORATION DIVISION

Effective date: ______________________

William Francis Galvin

WILLIAM FRANCIS GALVIN
Secretary of the Commonwealth

A TRUE COPY ATTEST
William Francis Galvin
WILLIAM FRANCIS GALVIN
SECRETARY OF THE COMMONWEALTH
DATE 3/20/2024 CLERK

TO BE FILLED IN BY CORPORATION
Photocopy of document to be sent to:

____

____

____

Telephone: ______________________

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The Commonwealth of Massachusetts

William Francis Galvin
Secretary of the Commonwealth
One Ashburton Place, Boston, Massachusetts 02108-1512

FORM MUST BE TYPED **Restated Articles of Organization** FORM MUST BE TYPED

(General Laws Chapter 156D, Section 10.07; 950 CMR 113.35)

(1) Exact name of corporation: PacSci Motion Control, Inc.

(2) Registered office address: 155 Federal Street, Suite 700, Boston, MA 02110
(number, street, city or town, state, zip code)

(3) Date adopted: August 24, 2018
(month, day, year)

(4) Approved by:

(check appropriate box)

☐ the directors without shareholder approval and shareholder approval was not required;

OR

☑ the board of directors and the shareholders in the manner required by G.L. Chapter 156D and the corporation's articles of organization.

(5) The following information is required to be included in the articles of organization pursuant to G.L. Chapter 156D, Section 2.02 except that the supplemental information provided for in Article VIII is not required:*

ARTICLE I

The exact name of the corporation is:

PacSci Motion Control, Inc.

ARTICLE II

Unless the articles of organization otherwise provide, all corporations formed pursuant to G.L. Chapter 156D have the purpose of engaging in any lawful business. Please specify if you want a more limited purpose:**

* *Changes to Article VIII must be made by filing a statement of change of supplemental information form.*

** *Professional corporations governed by G.L. Chapter 156A and must specify the professional activities of the corporation.*

ARTICLE III

State the total number of shares and par value, * if any, of each class of stock that the corporation is authorized to issue. All corporations must authorize stock. If only one class or series is authorized, it is not necessary to specify any particular designation.

WITHOUT PAR VALUE		WITH PAR VALUE		
TYPE	NUMBER OF SHARES	TYPE	NUMBER OF SHARES	PAR VALUE
		common	10,000	1.00

ARTICLE IV

Prior to the issuance of shares of any class or series, the articles of organization must set forth the preferences, limitations and relative rights of that class or series. The articles may also limit the type or specify the minimum amount of consideration for which shares of any class or series may be issued. Please set forth the preferences, limitations and relative rights of each class or series and, if desired, the required type and minimum amount of consideration to be received.

ARTICLE V

The restrictions, if any, imposed by the articles or organization upon the transfer of shares of any class or series of stock are:

None; however, shares of stock of the corporation may be subjected to restrictions on the transfer thereof under duly adopted by-law provision and/or under any agreement to which the corporation shall be a party.

ARTICLE VI

Other lawful provisions, and if there are no such provisions, this article may be left blank.

Note: The preceding six (6) articles are considered to be permanent and may be changed only by filing appropriate articles of amendment.

**G.L. Chapter 156D eliminates the concept of par value, however a corporation may specify par value in Article III. See G.L. Chapter 156D, Section 6.21, and the comments relative thereto.*

ARTICLE VII

The effective date of organization of the corporation is the date and time the articles were received for filing if the articles are not rejected within the time prescribed by law. If a later effective date is desired, specify such date, which may not be later than the 90th day after the articles are received for filing:

It is hereby certified that these restated articles of organization consolidate all amendments into a single document. If a new amendment authorizes an exchange, or effects a reclassification or cancellation, of issued shares, provisions for implementing that action are set forth in these restated articles unless contained in the text of the amendment.

Specify the number(s) of the article(s) being amended: III

Signed by: ______________________________,
(signature of authorized individual)

☐ Chairman of the board of directors,

☐ President,

☑ Other officer,

☐ Court-appointed fiduciary,

on this 24 day of August, 2018.

THE COMMONWEALTH OF MASSACHUSETTS

I hereby certify that, upon examination of this document, duly submitted to me, it appears that the provisions of the General Laws relative to corporations have been complied with, and I hereby approve said articles; and the filing fee having been paid, said articles are deemed to have been filed with me on:

August 24, 2018 01:25 PM

WILLIAM FRANCIS GALVIN

Secretary of the Commonwealth